Exhibit 99.1
Corporate Overview CJS Securities Investor Conference January 14, 2010

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect LaBarge, Inc.'s operating results. These risks and factors are set forth in documents LaBarge, Inc. files with the Securities and Exchange Commission, specifically in the Company's most recent Annual Report on Form 10-K, and other reports it files from time to time. These forward-looking statements speak only as of the date such statements were made, or as of the date of the report or document in which they are contained, and the Company undertakes no obligation to update such information. Forward-Looking Statements This presentation is dated Jan. 14, 2010.

20%+ five-year CAGR for bookings, sales and earnings for fiscal years 2003 through 2008 Prolonged recession interrupted year-over-year growth performance in fiscal 2009 Expect to return to growth path in current fiscal year Business trending up from recent quarters New orders are strengthening Managing the business prudently and effectively in challenging economic environment Outstanding operational performance Continue to outperform our industry Recent Highlights

Recent Highlights (cont.) Business generates strong cash flow $29.6 million in FY09, up 64% from previous year Invested $10.8 million in new manufacturing technologies and capabilities in FY09 Debt reduction Pensar Electronic Solutions acquisition $45 million financed with senior debt Further diversifies LaBarge's mix of business within commercial and industrial market sectors, including medical Excellent platform for long-term growth Strong pipeline of new opportunities

Electronics Manufacturing Services EMS market is estimated at $294 billion Industry defined by largest EMS companies High volume, highly automated production Lower complexity electronic products LaBarge's focused niche is a differentiator Niche is defined by manufacturing electronics with: High complexity High rate of change Low production volumes Trend toward outsourcing within this niche is in its early stages

Value Proposition LaBarge's customers are large, technology- driven companies Leading OEMs in diverse market sectors Customers facing "make versus buy" decision Focusing on own core capabilities Interested in boosting efficiencies and reducing costs

LaBarge's Niche-Focused Business Strategy Be an outsourcing partner to OEMs Serve customers in diverse markets Maintain broad-based manufacturing capabilities Support customers with value-added services Execute reliably Retain flexibility

Competitive Advantage - Full-Service Provider Broad-based specialized capabilities Manufacturing capabilities are backed by value-added services, including engineering and design support, prototyping, program management and testing Printed circuit card assemblies Interconnect systems Higher-level assemblies

Established Customer Relationships 7 of top 12 customer relationships span more than 10 years Industrial Defense Natural Resources Defense Defense Defense Defense Natural Resources Defense and Aerospace Natural Resources Defense and Aerospace Medical

Diverse Markets Defense, 50% Net Sales - $268.3 million (for 12 months ended Sept. 27, 2009) Commercial Aerospace, 3% Other, 5% Defense, 47% Industrial, 17% Natural Resources, 18% Medical, 10%

High-Reliability in Demanding Environments Missile systems Radar systems Aircraft applications Shipboard systems Defense Glass container manufacturing systems Welding products Industrial Medical Surgical systems Patient monitoring and therapy devices Respiratory care devices Biodecontamination Wind power generation Oilfield services equipment Mine automation Agricultural applications Natural Resources

Pensar Acquisition Contract electronics manufacturer Acquired in December 2008 Produces printed circuit card assemblies and higher-level electronic assemblies Profitable operation 300 non-union employees Expands LaBarge's size and EMS footprint Contributed $25.9 million to FY09 second half Adds new customers and markets Adds new customers and expands presence in medical, natural resources and industrial market sectors $45 million purchase financed with senior debt Expected to be accretive in the current fiscal year Appleton, Wisconsin, Operation Acquired December 2008

U.S. Manufacturing Manufacturing facilities in six states 1,460 employees Headquartered in St. Louis, Mo.

Sales and Marketing Approach Relationship-driven business Existing customers Expand involvement on ongoing programs Win work with higher technology content Add value through engineering support, program management Win new, long-term programs New customers Target markets, companies and programs compatible with niche-focused strategy Direct sales Build on reputation

Operational Initiatives Operational excellence Driving continuous improvement Lean manufacturing and Six Sigma Supply chain initiative Increased purchasing power Reduced costs Improved bidding performance Improved tools Production planning processes New Model Introduction processes

Internal growth - continuously develop existing operations Maintain strong pipeline of new business opportunities Expand and develop core competencies Continuous improvement Acquisitions - identify candidates that: Are compatible with our core electronics manufacturing business Bring new or expanded customer relationships and capabilities Are accretive to our EPS Growth Strategy

Strong Cash Flow ($ in millions)

Debt-to-Equity/Interest Coverage Debt-to Equity EBITDA Coverage of Interest Expense

Bookings Bookings - Last Five Years Bookings - Last Five Quarters ($ in millions) ($ in millions)

Backlog (in millions) * Includes a reduction of $39.6 million related to the Eclipse Aviation bankruptcy.

Net Sales (in millions)

Net Earnings Per Share * Includes a one-time after-tax net charge of $0.23 per diluted share related to the Eclipse bankruptcy.

Gross Margin * Excluding the impact of the Eclipse-related charge, fiscal 2009 gross margin was 20.1%.

Quarterly Performance FY09 Q1 FY09 Q2 FY09 Q3 FY09 Q4 FY10 Q1 Net sales $68,192 $68,207 $72,216 $64,753 $63,155 Gross margin 20.9% 15.0%* 20.3% 17.9% 19.4% Diluted net EPS $0.23 $0.02* $0.24 $0.16 $0.19 EBITDA coverage of interest expense 46.6x 13.72x 17.54x 13.72x 12.46x Backlog $218,365 $200,682+ $185,602 $168,008* $171,712 * Excluding the impact of a charge related to the Eclipse Aviation bankruptcy, fiscal 2009 second-quarter gross margin was 21.2% and diluted net EPS was $0.24. See www.labarge.com for a reconciliation of these results. + Backlog at the end of the fiscal 2009 second quarter reflects a reduction of $39,566 due the removal of Eclipse orders and the addition of $28,013 in orders from the acquisition of Pensar Electronic Solutions. ($ in thousands, except per share amounts)

Outlook Anticipate fiscal 2010 first-quarter net sales will be the weakest of fiscal year Strengthening orders will drive improvement as year advances Strong cash flow should continue; will be used for debt reduction Driving continuous improvement through operational initiatives and cost reductions Excellent financial health Strong pipeline of new business opportunities

Critical Company Issues Economic malaise extended Appleton acquisition, while accretive, is not yet performing to expectations Recession has impacted performance Opportunities to improve operating efficiencies remain Risk of impairment of Appleton's goodwill We remain very pleased with customer base and capabilities Risks - Next 12-18 Months

Critical Company Issues Diverse market approach and blue-chip customer base expose us to broad range of opportunities Expect new outsourcing opportunities from defense sector Upturn in oil-and-gas sector seems likely Financial health is competitive advantage Upsides - Next 12-18 Months

Corporate Overview CJS Securities Investor Conference January 14, 2010